Supplement dated October 27, 2009 to Prospectus dated May 1, 2009 for

Variable Universal Life III1

Investment Management Fees and Other Expenses

The footnote below is added to the MML Concentrated Growth Fund (Class II) Management Fees shown in the table under the heading “Investment Management Fees and Other Expenses” located on page 11.

MassMutual has voluntarily agreed to waive 0.05% of its management fees.

MassMutual may amend or discontinue this waiver at any time without advance notice.

There are no other changes being made at this time. Please retain this supplement for future reference.

1 Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

October 27, 2009	Li4413_09_1